Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.crawfordinvestmentfunds.com/resources. You can also get this information at no cost by calling
(800) 431-1716 or by sending a written request to Crawford Dividend Growth Fund, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, Ohio, 45246-0707. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 29, 2016.

Investment Objective

The investment objective of the Crawford Dividend Growth Fund (the “Fund”) is total return. Total return is comprised of both capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load)	NONE	1.00%[1]
Redemption Fee	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and Shareholder Service (12b-1) Fees	NONE	1.00%
Other Expenses	0.42%	0.42%
Total Annual Fund Operating Expenses	0.92%	1.92%
[1]	This charge is eliminated after one year. The charge is based on the original purchase price or redemption proceeds, whichever is lower.

Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$94	$293	$509	$1,131
Class C	$295	$603	$1,037	$2,243
Class C (no redemption)	$195	$603	$1,037	$2,243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Expense Example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

CRAWFORD DIVIDEND GROWTH FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

Principal Investment Strategies

The Fund invests primarily in common stocks of large capitalization companies that demonstrate a consistent pattern of earnings and dividend growth. Crawford Investment Counsel, Inc. (the “Advisor”) utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The Advisor seeks high quality companies with strong balance sheets, predictable earnings and cash flow growth, and a history of dividend growth. The Advisor’s goal is to identify companies that the Advisor believes have market prices that do not reflect their true values and that have above-average total return potential.

The Advisor’s investment discipline is value-oriented and emphasizes fundamental research and long-term decision making. When selecting portfolio companies, the Advisor’s research process starts with a universe of companies that have at least a ten-year history of paying and/or growing dividends. The Advisor then selects a portfolio of companies it believes are undervalued that present an attractive trade-off between risk and return. The Advisor seeks to buy high quality securities at attractive valuations and to identify a catalyst that is expected to produce attractive returns.

Under normal circumstances, the Fund invests at least 80% of its assets in securities of companies that pay regular dividends. The Fund may invest in equity securities of foreign issuers, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts. ADRs are receipts, issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored.

The Fund may at times overweight certain economic sectors in comparison to its benchmark because the Advisor seeks the best investment opportunities regardless of sector. The Advisor generally purchases securities for the long-term. As a result, the Advisor believes the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the Advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•

Market Risk. The prices of securities held by the Fund may decline sharply in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

•	Value Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Advisor believes are their full market values.
•

Dividend Risk. Changes to the dividend policies of companies in which the Fund invests and the capital resources available for dividend payment at such companies may harm Fund performance. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

•	Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
•	Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results.
•	Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets.
•	Sector Risk. To the extent that the Fund focuses in one or more industries or sectors, factors negatively affecting those industries or sectors could cause significant losses to the Fund.

CRAWFORD DIVIDEND GROWTH FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Class I shares. The table below shows how the Fund’s average annual total returns compare over time to those of two broad-based securities market indices. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	4th Quarter, 2011, 12.70%
Worst Quarter:	4th Quarter, 2008, (20.78)%

Average Annual Total Returns (for periods ended December 31, 2015)

	One Year	Five Years	Ten Years
Class I
Return Before Taxes	(6.86)%	7.28%	4.85%
Return After Taxes on Distributions	(10.62)%	5.36%	3.72%
Return After Taxes on Distributions and Sale of Fund Shares	(0.79)%	5.81%	3.93%
Class C
Return Before Taxes	(7.75)%	6.23%	3.85%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	1.38%	12.57%	7.31%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	(3.83)%	11.27%	6.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class I shares only and after-tax returns for Class C shares will vary.

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 431-1716, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.crawfordinvestmentfunds.com.

CRAWFORD DIVIDEND GROWTH FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

Crawford Dividend Growth Fund

c/o: Ultimus Asset Services, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

Portfolio Management

Investment Advisor

Crawford Investment Counsel, Inc.

Portfolio Manager

John H. Crawford, IV, CFA, Director of Equity Investments, portfolio manager of the Fund since March 2015.

Purchase and Sale of Fund Shares

Minimum Initial Investment

Class I – $10,000 for all account types

Class C – $2,500 for all account types

To Place Buy or Sell Orders

By Mail:	Crawford Dividend Growth Fund c/o: Ultimus Asset Services, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 By Phone: (800) 431-1716

There is no minimum amount for subsequent investments.

You may sell or redeem shares through the Fund’s transfer agent or your financial intermediary. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CRAWFORD DIVIDEND GROWTH FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339